PROVISION FOR INCOME TAXES	12 Months Ended
Aug. 31, 2019
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES

NOTE 6 - PROVISION FOR INCOME TAXES

The Company has not made provision for income taxes for the year end August 31, 2019 and 2018, since the Company has the benefit of net operating losses in these periods.

Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize deferred income tax assets arising as a result of net operating losses carried forward, the Company has not recorded any deferred income tax asset as at August 31, 2019. The Company has incurred a net operating loss of $5,041,541, the net operating losses carry forward will begin to expire in varying amounts from year 2034 subject to its eligibility as determined by respective tax regulating authorities. The Company’s net operating loss carry forwards may be subject to annual limitations, which could eliminate, reduce or defer the utilization of the losses because of an ownership change as defined in Section 382 of the Internal Revenue Code. The Company’s federal tax returns remain subject to examination by the IRS.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”), was signed into law. The Tax Act includes numerous changes to tax laws impacting business, the most significant being a permanent reduction in the federal corporate income tax rate from 34% to 21%. The rate reduction took effect on January 1, 2018. As the Company’s 2018 fiscal year ended on August 31, 2018, the Company’s federal blended corporate tax rate for fiscal year 2018 is 25.3%, based on the applicable tax rates before and after the Tax Act and the number of days in the fiscal year to which the two different rates applied.

Net deferred tax assets consist of the following components as of:

	August 31,	August 31,
	2019	2018
NOL Carryover	$(1,058,724)	$(578,959)
Valuation allowance	1,058,724	578,959
Net deferred tax asset	$—	$—